                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 24, 2001
                                                          ---------------

                               Chase Funding, Inc.
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                 (Exact name of registrant specified in Charter)


       New York                    333-89425                  13-3840732
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   (State or other                (Commission                (IRS Employer
   jurisdiction of                File Number)            Identification No.)
   incorporation)


               300 Tice Boulevard
               Woodcliff Lake, NJ                               07675
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  (Address of principal executive offices)                    Zip Code


           Registrant's telephone, including area code: (201) 782-9084

                                 Not Applicable
         (Former name and former address, if changed since last report)
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ITEM 5.  Other Events

         Acquisition or Disposition of Assets: General

         On August 24, 2001, Chase Funding, Inc. issued its Chase Funding Loan Acquisition Trust, Mortgage Loan Asset-Backed Certificates, Series 2001-FF1, such series representing interests in a pool of fixed rate and adjustable rate sub-prime one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated June 25, 2001, as supplemented by the prospectus supplement dated August 21, 2001 (together, the "Prospectus").

         The Certificates consist of the Class A-1 Certificates, the Class A-2 Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class B Certificates.

         The Trust Fund consists of the Mortgage Pool secured by liens on real property and certain other property described in the Prospectus. The Certificates represent an undivided ownership interest in the Mortgage Loans.




























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ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                    Description
-----------------              -----------
     (4)                       Pooling and Servicing Agreement among Chase
                               Funding, Inc., Chase Manhattan Mortgage
                               Corporation and Citibank, N.A., dated as of August 1, 2001, for Chase Funding Loan
                               Acquisition Trust, Mortgage Loan Asset-Backed
                               Certificates, Series 2001-FF1

































                                       3
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CHASE FUNDING, INC.

Date: Monday, September 10, 2001


                                                     By: /s/ Eileen A. Lindblom
                                                         ----------------------
                                                     Name: Eileen A. Lindblom
                                                     Title: Vice President


































                                       4
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                                INDEX TO EXHIBITS

Exhibit No.                    Description
-----------------              -----------
     (4)                       Pooling and Servicing Agreement among Chase
                               Funding, Inc., Chase Manhattan Mortgage
                               Corporation and Citibank, N.A., dated as of August 1, 2001, for Chase Funding Loan
                               Acquisition Trust, Mortgage Loan Asset-Backed
                               Certificates, Series 2001-FF1






































                                       5
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                                    EXHIBIT 4

                                   See Item 3
















































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